SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

LATIN AMERICA GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

CHRISTINE P. RITCH
SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box.)

[     ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2)
[     ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[     ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions
applies:

2)	Aggregate number of securities to which transaction
applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to 	Exchange Act Rule 0-11:*

4)	Proposed maximum aggregate value of transaction:

*Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]	Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:


LATIN AMERICA GROWTH FUND, INC.	PROXY SOLICITED BY THE BOARD
OF DIRECTORS

The undersigned holder of shares of Common Stock of Latin America Growth Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Peter Lamaison, James Hirsh and Christine P. Ritch, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at One Exchange Place, Conference Room 9A, 9th Floor, Boston, Massachusetts 02109, at 8:30 a.m., on February 12, 1997, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



	NOTE: Please sign exactly as your name appears on this

	Proxy.  If joint owners, EITHER may sign this Proxy.

	When signing as attorney, executor, administrator,

	trustee, guardian or corporate officer, please give your

	full title.

	DATE:





	    Signature(s) (Capacity, if applicable)

	    PLEASE SIGN, DATE AND RETURN

	PROMPTLY IN THE ENCLOSED ENVELOPE



Please indicate your vote by an "X" in the appropriate box below.
This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1
AND 2.

Please refer to the Proxy Statement for a discussion of the Proposals.


1.	ELECTION OF DIRECTORS				FOR   *
				WITHHELD  *

	Kathleen C. McClave
	Peer Pedersen


	For all nominees, except as noted below:

______________________________________________



2.	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP	FOR  *
	AGAINST  *	ABSTAIN   *
	AS INDEPENDENT AUDITORS

The Board of Directors recommends that the shareholders vote "FOR" ratification of the selection of Ernst & Young LLP as independent auditors.




Latin America Growth Fund, Inc.

One Exchange Place
Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 12, 1997

To the Shareholders:

	Notice is hereby given that the Annual Meeting of Shareholders of Latin
America
Growth Fund, Inc. (the "Fund") will be held at One Exchange Place, Conference
 Room 9A, 9th
Floor, Boston, Massachusetts 02109, on Wednesday, February 12, 1997, at 8:30
 a.m., for the
purposes of considering and voting upon whether:

	1.	To elect two (2) Directors of the Fund (Proposal 1).

	2.	To ratify or reject the selection by the Board of Directors of Ernst &
Young
LLP as independent auditors for the year ending October 31, 1997 (Proposal 2).

	3.	To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

	The close of business on December 13, 1996, has been fixed as the record date for the
determination of shareholders entitled to notice of and to vote at the Meeting.

						By Order of the Board of Directors,


						Christine P. Ritch
						Secretary

December 30, 1996

	SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL
MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER
EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


Instructions for Signing Proxy Cards

		The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your
proxy card properly.

		1.	Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

		2.	Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

		3.	All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
 For example:

			Registration				Valid Signature

Corporate Accounts
(1)	ABC Corp.		John Doe, Treasurer
(2)	ABC Corp.		John Doe
		c/o John Doe, Treasurer
(3)	ABC Corp. Profit Sharing Plan		John Doe, Trustee

Trust Accounts
(1)	ABC Trust		Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee		Jane B. Doe
		u/t/d 12/28/78

Custodial or Estate Accounts
(1)	John B. Smith, Cust.		John B. Smith
	           f/b/o John B. Smith, UGMA
(2)	John B. Smith		John B. Smith, Executor


Latin America Growth Fund, Inc.

One Exchange Place
Boston, Massachusetts 02109

ANNUAL MEETING OF SHAREHOLDERS
February 12, 1997

PROXY STATEMENT

	This Proxy Statement is furnished in connection with a solicitation by the Board of
Directors of the Latin America Growth Fund, Inc. (the "Fund") of proxies to be used at the
Annual Meeting of Shareholders of the Fund to be held on February 12, 1997, at
 8:30 a.m. at
First Data Investor Services Group, Inc., One Exchange Place, Conference Room
9A, 9th Floor,
Boston, Massachusetts 02109 and at any adjournments thereof for the purposes set forth in the
accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement
 and the form
of Proxy are first being sent to shareholders on or about December 30, 1996.
 Proxy solicitations
will be made primarily by mail, but proxy solicitations may also be made by telephone,
telegraph or personal interviews conducted by officers of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this
 Proxy Statement
and its enclosures will be paid by the Fund.  The Fund also will reimburse brokerage firms and
others for their expenses in forwarding solicitation material to the beneficial owners of the Fund
shares.  Shareholders who execute proxies retain the right to revoke them by written notice
received by the Secretary of the Fund at any time before they are voted.
 Unrevoked proxies will
be voted in accordance with the specifications thereon and, unless specified to the contrary, will
be voted FOR Proposals 1 and 2.  The close of business on December 13, 1996, has been fixed
as the record date for the determination of shareholders entitled to notice of and to vote at the
Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were
 4,007,169 shares
outstanding.

	In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve either of the proposals are not received, the
persons named as proxies may propose one or more adjournments of the Meeting to permit
further solicitation of proxies.  Any such adjournment will require the affirmative vote of a
majority of those shares represented at the Meeting in person or by proxy.
 The persons named
as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A shareholder vote may be taken on one or more of the proposals
in this proxy statement prior to any such adjournment if sufficient votes have been received for
approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of
 Common Stock of
the Fund entitled to vote at the Meeting.

	As of December 13, 1996, the only person or "group" (as the term is used in
 Section
13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) to beneficially own more than
5% of the outstanding shares of the Fund was Cede & Co., as nominee to the
 Depository Trust
Company, Seven Hanover Square, 23rd Floor, New York, New York 10004, with
 3,963,585
shares (98.9%).  At December 13, 1996, directors and officers of the Fund, as a group,
beneficially owned less than 1% of the outstanding shares of the Fund.

	A copy of the Fund's annual report for the fiscal year ended October 31, 1996, may be
obtained without charge by writing to First Data Investor Services Group,
Inc., One Exchange
Place, Boston, Massachusetts 02109, or calling 1-800-331-1710.


Proposal 1:	ELECTION OF DIRECTORS

	The first proposal to be considered at the Meeting is the election of two
 (2) Directors of
the Fund, each to hold office for a term not to exceed three years, as set forth below, and until
his or her successor is elected and qualified.  At the forthcoming Meeting, it is proposed that
Kathleen C. McClave and Peer Pedersen, who have previously been elected by shareholders and
are currently serving as Class I Directors, each be elected for a term of three years (until the
Annual Meeting in 2000) and until his or her successor is elected and qualified.  For this
Meeting, the second Annual Meeting, the term of one class will expire and the successor or each
of the successors elected to such class will be elected to serve in the class for a term of three years.

	Each of the nominees listed below currently serve as Director of the Fund and has consented to continue to serve as Director of the Fund if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

	Set forth is a list of the nominees for election to the Fund's Board of Directors, together with certain other information.

										                                            Shares   of

	                                                     Common Stock
Name, Age, Principal
                                                     	Beneficially
Occupation During the		   	Served as a 			            Owned
                                                      as of
Past Five Years			         Director Since	   	Clas		 December 13, 1996


Kathleen C. McClave, Age 48		     1994		       I	    	None
Director; Managing Director, Wharton
School Financial Institutions Center,
University of Pennsylvania; Consultant
and Vice Chairman, Furash & Company.

Peer Pedersen, Age 71			         1994		        I	    	10,000
Director; Chairman and Managing
Partner, Pedersen & Houpt (law firm);
Director, Aon Corporation, Boston
Chicken, Inc., Delray Farms, Inc.,
Docks Great Fish, Inc., Extended Stay
of American, Inc., H2O Plus, Inc.,
Spraying Systems, Inc., Tempel Steel
Company, Tennis Corporation of
America, WMX Technologies, Inc.,
Wireless Broadcasting Systems of
America, Inc.; Director of several other
investment companies.


	                                                    									Shares
                                                              of

	                                                           Common Stock
Name, Age, Principal
	                                                           Beneficially
Occupation During the		     	Served as a 				               Owned
                                                            as of
Past Five Years			           Director Since	   Class	        December 13, 1996


*Peter L. Lamaison, Age 55		     1995		          II		        None
Chairman of the Board; Director,
President and Chief Executive Officer
of IDS International Inc., Manager of
the Fund; Chairman of the Board and
Chief Executive Officer of IDS Fund
Management Limited.

Philip H. Didriksen, Jr., Age 66	     1994		      II		         10,000
Director; Consultant, PHDI; formerly
President and Chief Executive Officer,
Quest Cash Management Services
division of Oppenheimer Capital LP;
formerly Chairman of the Board and
Chief Executive Officer, Alliance Cash
Management Services.

Rodman L. Drake, Age 53		     1994		               III	          	500
Director; President, Rodman L. Drake
& Co., Inc.; Co-Chairman of the Board,
KMR Power of Corporation; Trustee,
Excelsior Funds; Director, Hyperion
Total Return Fund, Hyperion 1997
Term Trust, Hyperion 1999 Term
Trust, Hyperion 2002 Term Trust;
Hyperion 2005 Opportunity Term
Trust, Director, Parsons, Brinkerhoff
Inc.

	Each Director who is not an "interested person" (as defined in the Investment
 Company
Act of 1940 (the "1940 Act")) of the Fund (a "non-interested" Director)
receives a fee of $7,000
per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by
telephone, plus related travel and out-of-pocket expenses.  The Board of
Directors held four
Meetings during the fiscal year ended October 31, 1996 and all of the
Directors attended in-
person at least 75% of the Meetings.  The aggregate remuneration paid to the non-interested
Directors of the Fund for the fiscal year ended October 31, 1996, amounted to $40,726
(including reimbursement for travel and out-of-pocket expenses).



	The Board of Directors has an Audit Committee consisting of all non-interested Directors. The Audit Committee meets with the Fund's independent accountants to (i) review and approve the scope and results of their professional services; (ii) review the procedures for evaluating the adequacy of the Fund's accounting controls; (iii) consider the range of audit fees; (iv) make recommendations to the Board of Directors regarding the engagement of the Fund's independent accountants; and (v) have such other duties as the Board of Directors from time to time direct. This committee currently consists of Messrs. Didriksen, Drake and Pedersen and Ms. McClave. The Audit Committee met once during the fiscal year ended October 31, 1996.

	The names of the officers of the Fund are listed in the table below. This table also shows certain additional information.  Each officer of the Fund will hold such office until a
successor has been elected by the Board of Directors.

	                                                     							Shares
                                                             of

	                                                            Common Stock
Name, Age, Principal
	                                                            Beneficially
Occupation During the			Position with		Served as an	         Owned
Past Five Years         Fund           Officer Since         as of
                                                             December 13, 1996

*William Westhoff, Age 49		President		1996	                  	None
Director and Senior Vice President
Global Investments of American
Express Financial Corporation;
Director of IDS International Inc.;
Senior Vice President Global
Investments of American Express
Financial Advisors, Inc.; Senior
Vice President of Fixed Income
Management of American Express
Financial Corporation; Vice
President of Investments of IDS
Life Insurance Company.

*Ian King, Age 31			Vice President		1994                       	None
Portfolio Manager, Emerging		and
Markets at IDS International Inc.	Investment Manager
prior to June 1995, Director,
Lehman Brothers Global Asset
Management; prior to September
1992, Portfolio Manager of
Investco Management.



Christine P. Ritch, Age 35		Secretary 		1996	                   	None
Counsel, First Data Investor
Services Group, Inc., prior to May
1994, Counsel, The Boston
Company Advisors, Inc., prior to
September 1992, Associate General
Counsel of American Finance Group.

Michael C. Kardok, Age 37		Treasurer		1994                      	None
Vice President, First Data Investor
Services Group, Inc., prior to May
1994, Vice President, The Boston
Company Advisors, Inc.

	The following table sets forth certain information regarding the compensation of the
Fund's Directors.  No Officer received compensation from the Fund in excess of
 $60,000 for the
fiscal year ended October 31, 1996.  The Fund does not have an existing Pension or Retirement
Plan.

Compensation Table

Name of Person, Position	Aggregate Compensation From Fund**

*Peter L. Lamaison,				N/A
Chairman of the Board

Kathleen C. McClave,				$8,250
Director

Peer Pedersen,					$8,250
Director

Rodman L. Drake,				$9,250
Director

Philip H. Didriksen, Jr.,			$9,250
Director


*	"Interested person" of the Fund, as defined in the 1940
Act.
**	The Fund is not part of a Fund Complex consisting of other
investment companies.

Required Vote

	Election of the listed nominees for Directors will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

	THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 1.

Proposal 2:	SELECTION OF INDEPENDENT AUDITORS

	A majority of Directors (including the "non-interested" Directors) of the Fund
 (as
defined in the 1940 Act) has selected Ernst & Young LLP as independent auditors for the Fund
for the year ending October 31, 1997.  The ratification of the selection of independent auditors
is to be voted on at the Meeting, and it is intended that the persons named in the accompanying
Proxy will vote for Ernst & Young LLP.  It is expected that a representative of Ernst & Young
LLP will not be present at the Meeting, but will be available by telephone to answer any
questions that may arise.

	The Board's policy regarding engaging independent auditors' services is that management may engage the Fund's principal independent auditors to provide any services
normally provided by independent accounting firms, provided that such services meet any and
all of the independence requirements of the American Institute of Certified
Public Accountants
and the Securities and Exchange Commission (the "SEC").  In accordance with this policy, the
Audit Committee reviews and approves all services provided by the independent auditors prior
to their being rendered.  The Board of Directors also receives a report from its Audit Committee
relating to all services after they have been performed by the Fund's independent auditors.

Required Vote

	Ratification of the selection of Ernst & Young LLP as independent auditors for the
Fund requires the affirmative vote of the holders of a majority of the Shares represented at the
Meeting in person or by proxy.

	THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL
NO. 2.

SUBMISSION OF SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the Meeting no later than August 31, 1997.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

	IDS International Inc. serves as the Fund's investment adviser and its business address is 11th Floor, Dashwood House, 69 Old Broad Street, London, EC2M 1QS, United Kingdom. First Data Investor Services Group, Inc. acts as the administrator to the Fund and is located at One Exchange Place, Boston, Massachusetts 02109.



Compliance with the Securities and Exchange Act of 1934

	Section 16(a) of the 1934 Act requires the Fund's Directors and Officers, certain persons affiliated with the Investment Adviser and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock
Exchange. Directors, Officers and greater-than-10% shareholders are required by the SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

Broker Non-Votes and Abstentions

	A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

Other Business

	The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


Dated:	December 30, 1996



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS
POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



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